NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 910-3563
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS AUGUST RESULTS

MAYFIELD VILLAGE, OHIO -- September 17, 2020 -- The Progressive Corporation (NYSE:PGR) today reported the following results for August 2020:

	August
(millions, except per share amounts and ratios; unaudited)	2020	2019	Change
Net premiums written	$3,437.7	$2,921.3	18%
Net premiums earned	$3,088.9	$2,784.4	11%
Net income attributable to Progressive	$487.4	$175.9	177%
Per share available to common shareholders	$0.83	$0.30	179%
Total pretax net realized gains (losses) on securities	$330.9	$(33.7)	NM
Combined ratio	92.6	93.4	(0.8) pts.
Average diluted equivalent common shares	587.7	587.0	0%
NM = Not meaningful

	August
(thousands; unaudited)	2020	2019	Change
Policies in Force
Personal Lines
Agency – auto	7,487.0	6,862.4	9%
Direct – auto	8,714.3	7,641.9	14%
Total personal auto	16,201.3	14,504.3	12%
Total special lines	4,891.1	4,562.6	7%
Total Personal Lines	21,092.4	19,066.9	11%
Total Commercial Lines	795.4	744.6	7%
Property business	2,395.4	2,124.4	13%
Companywide Total	24,283.2	21,935.9	11%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related primary liability and physical damage insurance, and general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
August 2020
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,437.7

Revenues:
Net premiums earned	$3,088.9
Investment income	80.1
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	54.9
Net holding period gains (losses) on securities	276.0
Total net realized gains (losses) on securities	330.9
Fees and other revenues	47.2
Service revenues	19.1
Total revenues	3,566.2

Expenses:
Losses and loss adjustment expenses	2,207.3
Policy acquisition costs	259.1
Other underwriting expenses	429.6
Policyholder credit expense	11.5	Represents additional policyholder credits issued to personal auto customers.
Investment expenses	1.5
Service expenses	18.2
Interest expense	18.8
Total expenses	2,946.0

Income before income taxes	620.2
Provision for income taxes	132.8
Net income	487.4

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(79.1)
Net unrealized losses on forecasted transactions	0
Other comprehensive income (loss)	(79.1)
Total comprehensive income	$408.3

1See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2019 audited consolidated financial statements included in our 2019 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
August 2020
(millions)
(unaudited)

	Year-to-Date
	2020	2019	% Change
Net premiums written	$27,558.3	$24,963.3	10

Revenues:
Net premiums earned	$25,949.6	$23,495.8	10
Investment income	640.1	693.3	(8)
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	737.1	168.5	337
Net holding period gains (losses) on securities	264.4	483.9	(45)
Net impairment losses recognized in earnings	0	(42.7)	(100)
Total net realized gains (losses) on securities	1,001.5	609.7	64
Fees and other revenues	386.3	359.6	7
Service revenues	152.4	127.8	19
Total revenues	28,129.9	25,286.2	11

Expenses:
Losses and loss adjustment expenses	16,116.5	16,327.6	(1)
Policy acquisition costs	2,153.0	1,968.1	9
Other underwriting expenses	3,729.2	3,242.8	15
Policyholder credit expense	1,059.3	0	NM
Investment expenses	13.0	16.5	(21)
Service expenses	139.0	116.4	19
Interest expense	142.0	126.4	12
Total expenses	23,352.0	21,797.8	7

Income before income taxes	4,777.9	3,488.4	37
Provision for income taxes	989.0	864.9	14
Net income	3,788.9	2,623.5	44
Net (income) loss attributable to noncontrolling interest (NCI)	0	(4.9)	(100)
Net income attributable to Progressive	3,788.9	2,618.6	45

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	668.3	769.4	(13)
Net unrealized losses on forecasted transactions	0.5	0.5	0
Other comprehensive income (loss)	668.8	769.9	(13)
Other comprehensive (income) loss attributable to NCI	0	(6.8)	(100)
Total comprehensive income attributable to Progressive	$4,457.7	$3,381.7	32

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
August 2020
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2020	2019

Net income attributable to Progressive	$487.4	$3,788.9	$2,618.6
Less: Preferred share dividends	2.2	17.9	17.9
Net income available to common shareholders	$485.2	$3,771.0	$2,600.7
Per common share:
Basic	$0.83	$6.45	$4.46
Diluted	$0.83	$6.42	$4.43

Comprehensive income attributable to Progressive	$408.3	$4,457.7	$3,381.7
Less: Preferred share dividends	2.2	17.9	17.9
Comprehensive income attributable to common shareholders	$406.1	$4,439.8	$3,363.8
Per common share:
Diluted	$0.69	$7.56	$5.73

Average common shares outstanding - Basic	585.2	584.9	583.7
Net effect of dilutive stock-based compensation	2.5	2.7	3.6
Total average equivalent common shares - Diluted	587.7	587.6	587.3

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2020	2019
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.1%	5.8%	5.9%
Common stocks	7.7%	10.1%	17.4%
Total portfolio	0.7%	6.0%	6.8%

Pretax annualized investment income book yield	2.4%	2.5%	3.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
August 2020
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business[1]	Business	Total
Net Premiums Written	$1,314.0	$1,444.1	$2,758.1	$498.0	$181.6	$3,437.7
% Growth in NPW	10%	17%	14%	49%	12%	18%
Net Premiums Earned	$1,233.3	$1,330.3	$2,563.6	$374.5	$150.8	$3,088.9
% Growth in NPE	8%	14%	11%	10%	12%	11%

GAAP Ratios
Loss/LAE ratio	69.3	68.4	68.9	70.8	117.3.	71.5
Expense ratio	18.7	22.6	20.7	20.6	29.8[2]	21.1
Combined ratio	88.0	91.0	89.6	91.4	147.1[2]	92.6
Net catastrophe loss ratio[3]			4.0	0.5	52.7	5.9

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$3.2
Current accident year						(4.1)
Calendar year actuarial adjustment	$(0.4)	$(1.2)	$(1.6)	$(5.6)	$6.3	$(0.9)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$3.2
All other development						(14.0)
Total development						$(10.8)

Calendar year loss/LAE ratio						71.5
Accident year loss/LAE ratio						71.2

1The growth in the Commercial Lines net premiums written primarily reflects strong new application growth in our for-hire trucking business market target and the renewal of transportation network company (TNC) policies during fiscal August ($41 million); in 2019 these TNC policies were written in fiscal September. The growth in the for-hire trucking business reflects greater demand for shipping services in light of the pandemic.

2Included in both the expense ratio and combined ratio is 3.1 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 26.7 and a combined ratio of 144.0.

3Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. Nearly 70% of the gross catastrophe losses during the month were due to Hurricanes Isaias and Laura, with the remainder primarily due to tornadoes and wind throughout the Midwest. During August, we recorded a reinsurance recoverable of $70 million under our catastrophe aggregate excess of loss reinsurance program, since the 2020 catastrophe losses and associated allocated loss adjustment expenses (ALAE) in the Property business exceeded the $375 million annual retention threshold under this agreement. Additionally, we recorded a $10 million reinsurance recoverable under our catastrophe reinsurance program because the Property losses and ALAE incurred from Hurricane Laura exceeded the $80 million single storm retention threshold under this program.

4Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
August 2020
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$11,071.8	$11,855.0	$22,926.8	$3,357.9	$1,273.6	$27,558.3
% Growth in NPW	8%	13%	11%	8%	13%	10%
Net Premiums Earned	$10,513.3	$11,135.4	$21,648.7	$3,146.4	$1,154.5	$25,949.6
% Growth in NPE	8%	12%	10%	11%	14%	10%

GAAP Ratios
Loss/LAE ratio	61.1	60.2	60.5	64.1	85.5.	62.1
Expense ratio	24.0	26.4	25.3	23.4	30.2[1]	25.3
Combined ratio	85.1	86.6	85.8	87.5	115.7[1]	87.4
Net catastrophe loss ratio[2]			1.5	0.3	30.8	2.7

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(6.1)
Current accident year						51.2
Calendar year actuarial adjustment	$12.0	$15.8	$27.8	$(13.3)	$30.6	$45.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(6.1)
All other development						(116.7)
Total development						$(122.8)

Calendar year loss/LAE ratio						62.1
Accident year loss/LAE ratio						61.6

1Included in both the expense ratio and combined ratio is 3.3 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 26.9 and a combined ratio of 112.4.

2Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.

3Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

August 2020
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $34,738.7)	$36,051.6
Short-term investments (amortized cost: $4,750.7)	4,750.7
Total available-for-sale securities	40,802.3
Equity securities:
Nonredeemable preferred stocks (cost: $1,214.9)	1,254.9
Common equities (cost: $1,130.2)	3,603.3
Total equity securities	4,858.2
Total investments[2]	45,660.5
Net premiums receivable	8,210.5
Reinsurance recoverables (including $3,698.7 on unpaid loss and LAE reserves)	3,856.7
Deferred acquisition costs	1,227.3
Goodwill and intangible assets	642.9
Other assets	2,662.0
Total assets	$62,259.9

Unearned premiums	$13,812.2
Loss and loss adjustment expense reserves	19,314.1
Other liabilities[2]	5,818.8
Debt	5,395.1
Total liabilities	44,340.2
Shareholders' equity	17,919.7
Total liabilities and shareholders' equity	$62,259.9

Common shares outstanding	585.6
Common shares repurchased - August	0
Average cost per common share	$0
Book value per common share	$29.76
Trailing 12-month return on average common shareholders' equity
Net income attributable to Progressive	34.9%
Comprehensive income attributable to Progressive	37.4%
Net unrealized pretax gains (losses) on fixed-maturity securities	$1,305.4
Increase (decrease) from July 2020	$(100.1)
Increase (decrease) from December 2019	$846.0
Debt-to-total capital ratio	23.1%
Fixed-income portfolio duration	3.0
Weighted average credit quality	AA-
1 As of August 31, 2020, we held certain hybrid securities and recognized a change in fair value of $7.5 million as a realized gain during the period we held these securities.
2 At August 31, 2020, we had $621.5 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•Excluding the impact of catastrophe losses in both August 2020 and 2019, our companywide loss/LAE ratio was 5.7 points lower than August last year, reflecting continued lower auto accident frequency on a year-over-year basis due to restrictions put in place to help slow and/or stop the spread of the novel coronavirus, or COVID-19.

Events
We plan to release September results on Wednesday, October 14, 2020, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest auto insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights could affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the potential elimination of, or change in, the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•impacts from the outbreak of the novel coronavirus, or COVID-19, and the restrictions put in place to help slow and/or stop the spread of the virus; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2019, and our Quarterly Report on Form 10-Q for the period ending March 31, 2020.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.